Exhibit 10.7

Warrant to Purchase ** 201,093 ** Shares of Common Stock

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Void after 5:30 P.M. New York City time on September 8, 2013

COMMON STOCK PURCHASE WARRANT
OF
PORTA SYSTEMS CORP.

This is to certify that, FOR VALUE RECEIVED, ADVICORP, PLC or registered assigns (“Holder”), is entitled to purchase, on the terms and subject to the provisions of this Warrant, from Porta Systems Corp., a Delaware corporation (the “Company”), two hundred one thousand and ninety three (201,093) shares of the common stock, par value $.01 per share (“Common Stock”), of the Company at an exercise price (the “Exercise Price”)  per share of 10/100 dollars ($0.10), at any time during the period (the “Exercise Period”) commencing on the date of this Warrant and ending at 5:30 P.M. New York City time on September 8, 2013; provided, however, that if such date is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day on which such banks are not authorized to be closed.

(a)           EXERCISE OF WARRANT.  This Warrant may be exercised in whole at any time or in part from time to time during the Exercise Period by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares of Common stock specified in such form.  Payment of the Exercise Price shall be made by wire transfer or check (subject to collection) in the amount of the Exercise Price payable to the order of the Company.  If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the shares of Common Stock purchasable hereunder.  Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, accompanied by payment of the Exercise Price as provided in this Paragraph (a), the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder; provided, however, that if payment is made other than by wire transfer of funds, the shares of Common Stock issuable upon exercise of this Warrant shall not be deemed issued until the Company has been advised by its bank that the check has cleared.  The shares of Common Stock issued or issuable upon exercise of this Warrant are referred to as the “Warrant Shares”.

(b)           RESERVATION OF SHARES.  The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

(c)           FRACTIONAL SHARES.  No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant.  With respect to any fraction of a share called for upon any exercise of this Warrant, the Company shall issue to the Holder cash equal to the value of the fractional share.  The value of one share, for purposes of computing fractional share interests shall mean the current value per share of Common Stock, which shall be determined as follows:

(1)           If the Common Stock is listed on the New York or American Stock Exchange or admitted to unlisted trading privileges on such exchanges or listed for trading on the Nasdaq Stock Market (“Nasdaq”) or other automated quotation system which provides information as to the last sale price, the current value shall be the reported last sale price of one share of Common Stock on such exchange or system on the trading day prior to the date of exercise of this Warrant, or if, on such date, no such sale is made, the closing bid price on such exchange or system shall be used; or

(2)           If the Common Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the last asked price of one share of Common Stock as reported by Nasdaq, the National Quotation Bureau, Inc. or other similar reporting service, on the trading day prior to the date of the exercise of this Warrant; or

(3)           If the Common Stock is not so listed or admitted to unlisted trading privileges and bid prices are not so reported, the current value of one share of Common Stock shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

(d)           EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.  This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.  Subject to the provisions of Paragraph (j) of this Warrant, upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.  This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.  The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor.  Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

(e)           RIGHTS OF THE HOLDER.  The Holder shall not, by virtue of this Warrant, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth in this Warrant.

(f)           ANTI-DILUTION PROVISIONS.  The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment in case the Company shall, subsequent to September 9, 2008, (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares or otherwise effect a reverse split, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification.  Such adjustment shall be made successively whenever any event listed in this Paragraph (f) shall occur.

(g)           OFFICER’S CERTIFICATE.  Whenever the Exercise Price shall be adjusted as required by the provisions of Paragraph (f) of this Warrant, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer’s certificate showing the adjusted Exercise Price and the adjusted number of shares of Common Stock issuable upon exercise of each Warrant, determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment.  Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder, and the Company shall, forthwith after each such adjustment, mail by first class mail, a copy of such certificate to the Holder at the Holder’s address set forth in the Company’s Warrant Register.

(h)           NOTICES TO WARRANT HOLDERS.  So long as this Warrant shall be outstanding, (1) if the Company shall pay any dividend or make any distribution upon Common Stock (other than a regular cash dividend payable out of retained earnings) or (2) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (3) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail, return receipt requested, to the Holder, at least fifteen days prior to the date specified in clauses (i) and (ii), as the case may be, of this Paragraph (h) a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend, distribution or rights, or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

(i)           RECLASSIFICATION, REORGANIZATION OR MERGER.  In case of any reclassification, capital reorganization or other change of the outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance.   Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant.  The foregoing provisions of this Paragraph (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

(j)           TRANSFER TO COMPLY WITH THE SECURITIES ACT.  This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of except to a person who, in the reasonable opinion of counsel for the Company, is a person to whom this Warrant or Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act and in compliance with applicable state securities laws with respect thereto and then only against receipt of an opinion of counsel to the Holder and an agreement of the proposed transferee to comply with the provisions of this Paragraph (j) with respect to any resale or other disposition of such securities which agreement shall be satisfactory in form and substance to the Company and its counsel.

Dated as of September 9, 2008

PORTA SYSTEMS CORP.

By:	/s/ Edward B. Kornfeld
Edward B. Kornfeld
Chief Executive Officer and
Chief Financial Officer

PURCHASE FORM

Dated:_____________, 20___

The undersigned hereby irrevocably exercises this Warrant to the extent of purchasing ___________ shares of Common Stock and hereby makes payment of $______________in payment of the Exercise Price therefor.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:  ________________________________________________________
(Please typewrite or print in block letters)

Signature: ______________________________________________________

Social Security or Employer Identification No.:_________________________

ASSIGNMENT FORM

FOR VALUE RECEIVED, _____________________________hereby sells, assigns and transfers unto

Name:  _______________________________________________________
(Please typewrite or print in block letters)

Address:  _____________________________________________________

                _____________________________________________________

Social Security or Employer Identification No.________________________

the right to purchase Common Stock represented by this Warrant to the extent of __________shares as to which such right is exercisable and does hereby irrevocably constitute and appoint attorney to transfer the same on the books of the Company with full power of substitution.

Dated: ______________, 20___

Signature

Signature Medallion Guaranteed: